Pacer Trendpilot 100 ETF (PTNQ)
(the “Fund”)

October 18, 2022

Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”),
each dated August 31, 2022

Effective November 1, 2022, the Fund will transfer its primary listing to The Nasdaq Stock Market, LLC and will no longer be listed on the Cboe BZX Exchange, Inc. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to the Fund’s shares being listed on the Cboe BZX Exchange, Inc. will be hereby changed to refer to The Nasdaq Stock Market, LLC.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.